                                                                    EXECUTED
                                                                      COPY

                                                                   EXHIBIT 10.24


                            SEA/TAC OFFICE CENTER
                             Seattle, Washington



                           SEA/TAC PROPERTIES LTD.,
                       A California General Partnership


                                    Lessee


                                BOW LAKE, INC.
                           A Washington Corporation


                                    Lessor





                       AMENDMENT NO. 1 TO GROUND LEASE


               Dated for Reference Purposes: September 17, 1990

                       AMENDMENT NO. 1 TO GROUND LEASE


      THIS AMENDMENT NO. 1 TO GROUND LEASE ("Amendment No. 1") is made this 17 day of September, 1990, by and between BOW LAKE, INC., a Washington Corporation (hereinafter referred to as "Lessor") and SEA/TAC PROPERTIES, LTD., a California General Partnership (hereinafter referred to as "Lessee"), who agree as follows:


      1.   RECITALS
           --------

           1.1 Lessor, acting in the capacity of and therein referred to as Lessor, has heretofore entered into a Lease, dated as of April 1, 1980 (the "Lease"), with Kilroy Industries, a California corporation and SEA/TAC Properties, Ltd., a California Limited Partnership, collectively predecessor-in-interest to Lessee (both acting in the capacity of and therein collectively referred to as "Lessee"), of certain property described on Exhibit "A" attached hereto, comprised of approximately thirty-four thousand nine hundred eighty-one (34,981) square feet and located adjacent to and southeast of the SEA/TAC Office Center, (referred to in the Lease and hereinafter referred to as the "Premises").

           1.2 A short form Memorandum of Lease similarly dated April 1, 1980 was recorded on June 30, 1980 as Instrument No. 8007300668 in the Official Records of King County, Washington.

           1.3 The entire interests of Kilroy Industries and SEA/TAC Properties, Ltd., as the original lessee under the Lease, were assigned to Lessee herein by means of an Assignment dated as of January 1, 1987.

           1.4 The term of the Lease commenced on April 1, 1980, and is scheduled to expire on March 31, 2015, subject to an option of earlier termination.

           1.5 Lessor and Lessee have agreed to increase the area of the real property comprising the Premises, and to extend the term of the Lease.

           1.6 Lessor and Lessee desire to acknowledge the foregoing and to amend the Lease as hereinafter provided.

           NOW, THEREFORE, Lessor and Lessee do hereby agree as follows.

     1.    Leased Premises, Effective Date
           -------------------------------
     Commencing on the ninety-first (91st) day after the date of this Amendment No. 1 ("Amendment Effective Date"), the Premises shall be increased by the addition of approximately fifty-three thousand four hundred fifteen (53,415) square feet of area located adjacent to the Premises, on the northwest corner of the Bow Lake Trailer Park, as said additional area is depicted on the plot plan attached hereto as Exhibit "B," and as described on the legal description attached hereto as Exhibit "C" ("Additional Premises"). The actual total number of square feet contained in the Additional Premises has been determined by a survey prepared by a surveyor registered under the laws of the State of Washington, selected by Lessee, and at the sole expense of Lessee. Concurrently with and subsequent to the Amendment Effective Date, all references to the "Premises" shall mean the Premises and the Additional Premises, and the total Premises shall be as described in the legal description attached hereto as Exhibit "D," and as depicted on the plot plan attached hereto as Exhibit "E" (said total Premises are hereinafter referred to as the "Premises").

      2.   Lease Term
           ----------
      The term of the Lease as set forth in paragraph 2(b) of the Lease is hereby extended for seventeen (17) years and nine (9) months, expiring on December 31, 2032, subject to Lessee's right of early termination set forth in paragraph 2(c) of the Lease, as amended in paragraph 3, below, and Lessee's option to extend the term of the Lease, as set forth in paragraph 4, below.

       3.  Lessee's Right of Termination
           -----------------------------
       Lessee's right of termination of the Lease, as set forth in paragraph 2(c) of the Lease, is hereby amended to commence on the date which is ten (10) years from the Amendment Effective Date (rather than ten (10) years from the date of execution of the Lease).

      4.   Option to Extend
           ----------------
      Lessor hereby grants to Lessee an option to extend the term of the Lease for an additional period of thirty (30) years upon the same terms, covenants and conditions as set forth in the Lease, including the continuation of the rental adjustments required by the provisions of paragraph 5.2.3 of this Amendment No. 1. Lessee shall exercise this option, if it intends to do so, by written notice to Lessor not later than three (3) years prior to the end of the initial term of this Lease (as extended to December 31, 2032, pursuant to paragraph 2, above).

      5.   Rent
           ----
           5.1 On the date of execution of this Amendment No. 1 by both parties, Lessee shall pay to Lessor the amount of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00), which amount is one-half of the rent for the first five (5) years of the term of the Lease following the Amendment Effective Date.

           5.2 Rent payable per month pursuant to paragraph 3 of the Lease shall be the following amounts during the following periods:

                5.2.1 Commencing on the Amendment Effective Date, except as provided in paragraph 7, below, and continuing for the next five (5) years, the remaining monthly rent (after crediting rent prepaid pursuant to paragraph 5.1) shall be the amount of Two Thousand Five Hundred and 00/100 Dollars (S2,500.00).

                5.2.2 For the sixth (6th) and seventh (7th) years following the Amendment Effective Date, the monthly rent shall be the amount of Five Thousand and 00/100 Dollars ($5,000.00).

                5.2.3 At the end of the seventh (7th) year following the Amendment Effective Date, and at the end of each subsequent seven (7) year period, rent for the Premises shall be adjusted in the same manner as set forth in paragraph 3(b) of the Lease, provided that the annual net-net-net rent resulting from such adjustments shall be equal to ten percent (10%) of the then value of the Premises, to be determined upon the assumptions and as provided in said paragraph 3(b) of the Lease. Regardless of such appraisal value, rent shall not be less than Five Thousand and 00/100 Dollars ($5,000.00) per month.

      6.   Condition of Premises
           ---------------------
      Lessor shall deliver the Additional Premises to Lessee ninety-one
(91) days after the Amendment Effective Date in a clean, orderly condition, and free of any trailers, buildings, structures, or hazardous or toxic substances. Lessee shall be responsible for removing and/or adjusting the fence existing on the westside of the Additional Premises so that it is along the property line of the Premises as located by the surveyor, and Lessee also shall be responsible for preparation of the site for its intended use as a surface parking area.

       7.  Warranty of Lessor
           ------------------
       Lessor warrants to Lessee that Lessor shall be able to deliver the Additional Premises to Lessee ninety-one (91) days after the Amendment Effective Date in the condition described in paragraph 6, above. The inability of Lessor to relocate the transient trailers presently located on the Additional Premises shall not excuse the performance of Lessor's obligations hereunder. In the event Lessor is unable to deliver the Additional Premises to Lessee within ninety-one (91) days after the Amendment Effective Date, then rent payable pursuant to paragraph 5.2.1 of this Amendment No. 1 shall be amended to allow for suspension of One Thousand Two Hundred and 00/100 Dollars ($1,200.00) of the Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) monthly payments, leaving a monthly rental of One Thousand Three Hundred and No/100 Dollars ($1,300.00) per month from the Amendment Effective Date until such time as Lessor delivers the Additional Premises to Lessee in the manner and condition required hereby. In the event the Lessor is unable to deliver the Additional Premises within thirteen (13) months from the Anendment Effective Date, then and in that event the One Hundred Fifty
Thousand and 00/100 Dollars ($150,000.00) paid pursuant to paragraphs 5.1 and
5.2.1 of this Amendment No. 1 shall be refunded to the Lessee and Lessor shall thereafter be excused from any further obligation to deliver the Additional Premises and this Amendment No. 1 shall be voided.

      8.   Taxes; Proration
           ----------------
      The Additional Premises shall be segregated from Lessor's other real property for real property tax purposes and real property taxes shall be prorated in the manner provided in paragraph 5(c) of the Lease. To the extent reasonably possible the Premises shall be combined as one real property tax parcel.

      9.   Natural Gas Tank
           ----------------
      Lessor and Lessee agree that a 20' x 20' area of land (approximately 400 square feet) located on the northeast corner of the Additional Premises, as shown in Exhibit "B" attached hereto, shall be reserved by Lessor for an above-ground storage tank for storage of natural gas, for the exclusive use of Lessor. Lessee agrees to provide access to such tank area for use by Lessor. Lessor shall be solely liable and responsible for the maintenance and use of such storage tank, for any risk of loss relative thereto and for any damages caused by the storage tank, directly or indirectly, and Lessor shall hold Lessee free and harmless from and indemnified against any loss or damage so caused by said storage tank.

      10.  Notices
           -------

           10.1 The address to which notices to Lessee are to be given pursuant to paragraph 17 of the Lease is hereby changed, as follows:

                       Sea/Tac Properties, Ltd.
                       2250 East Imperial Highway
                       Suite 1200
                       E1 Segundo, California 90245
                       Attention: Asset Management Department

                       with a copy to:

                       Sea/Tac Properties, Ltd.
                       18000 Pacific Highway South
                       Suite 606
                       Seattle, Washington 98188
                       Attention: General Manager

                       with an additional copy to:

                       McDaniel & McDaniel
                       2250 East Imperial Highway
                       Suite 1200
                       El Segundo, California 90245
                       Attnetion: Marshall McDaniel

                10.2 In addition to the manner in which notices may be given by the parties pursuant to paragraph 17 of the Lease, the parties agree that notice may be given by overnight courier (Federal Express, Airbourne Express, etc.), by Express Mail, or by "Facsimile" transmitted signed document (by Panafax, Telefax, etc.), provided that in any of said events a signed counterpart of any of such forms of notice also shall be mailed by registered or certified mail within seventy-two (72) business hours of such alternate form of delivery or transmission.

      11.  Miscellaneous
           -------------
      Words used herein which are defined in the Lease shall have the same meaning when used in this Amendment No. 1. All Exhibits attached hereto are by this reference incorporated herein. Lessor acknowledges that Lessee herein has succeeded to all of the right, title and interests of Kilroy Industries and SEA/TAC Properties, Ltd., a California Limited Partnership, as Lessee under the Lease, effective from and after January 1, 1987. Lessor and Lessee each hereby acknowledge that to their bese information and belief no default exists under the provisions of the Lease. Except as herein amended the Lease is hereby ratified, affirmed and approved. All references to the Premises in the Lease shall mean the Additional Premises as a part of the Premises, as described in Exhibit "D," subsequent to the Amendment Effective Date.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Lease as of the date and year first above written.


BOW LAKE, INC.,                      SEA/TAC PROPERTIES, LTD.,
A Washington Corporation             A California General
                                     Partnership

By: /s/ Kinney H. Leonard            By: KILROY INDUSTRIES,
   ------------------------------        A California Corporation
                                         doing business in
Title:  Pres.                            Washington as KILROY
      ---------------------------        INDUSTRIES, INC., General
                                         Partner

By: /s/ Irene Frazier                    By: /s/ Marshall L. McDaniel
---------------------------------           ------------------------------

Title: Vice President                             Marshall L. McDaniel
      ---------------------------        Title:  Sr. Vice President and
           "LESSOR"                                    Secretary
                                                 --------------------------
                                                        "LESSEE"

                    LEGAL DESCRIPTION OF ORIGINAL PREMISES
                                     FOR
             LEASE BETWEEN SEA/TAC PROPERTIES AND BOW LAKE, INC.


THAT PORTION OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, T0WNSHIP 23 NORTH, RANGE 4, EAST W.M., KING COUNTY, WASHINGTON DESCRIBED AS
FOLLOWS:


BEGINNING AT THE NORTHEAST CORNER OF SAID SUBDIVISION; THENCE NORTH 88(degree)31'34" WEST ALONG THE NORTH LINE OF SAID SUBDIVISION 20.00 FEET TO THE WESTERLY MARGIN OF 32ND AVENUE SOUTH; THENCE SOUTH 03(degree)04'28" WEST ALONG SAID WESTERLY MARGIN 8.50 FEET; THENCE NORTH 88(degree)31'34" WEST
249.20 FEET TO THE EASTERLY LINE OF THAT TRACT OF LAND DESCRIBED IN INSTRUMENT RECORDED UNDER KING COUNTY RECEIVING NO. 7212280221, AND THE TRUE POINT OF BEGINNING; THENCE SOUTH ALONG SAID EASTERLY LINE 398.65 FEET; THENCE NORTH 82(degree)13'07" EAST 102.00 FEET TO AN EXISTING FENCE; THENCE NORTHERLY ALONG SAID PENCE ON THE FOLLOWING COURSES: NORTH 14(degree)11'41" WEST 17.97 FEET; THENCE NORTH 12(degree)39'39" WEST 24.42 FEET; THENCE NORTH 05(degree)53'40" WEST 16.31 FEET; THENCE NORTH 02(degree)57'16" EAST 160.14 FEET TO A POINT ON A CURVE TO THE LEFT FROM WHENCE THE CENTER BEARS SOUTH 85(degree)55'58" WEST
30.67 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE 24.87 FEET TO A POTNT OF REVERSE CURVATURE WITH A CURVE TO THE RIGHT WHOSE CENTER BEARS NORTH 39(degree)27'48" EAST 43.23 FEET; THENCE NORTHERLY ALONG SAID CURVE 32.70 FEET TO A POINT FROM WHENCE THE CENTER BEARS NORTH 82(degree)47'53" EAST, SAID POINT ALSO BEING A POINT ON A CURVE TO THE RIGHT FROM WHENCE THE CENTER BEARS NORTH 79(degree)20'37" EAST 136.00 FEET; THENCE NORTHERLY ALONG SAID CURVE 48.60 FEET TO A POINT FROM WHENCE THE CENTER BEARS SOUTH 80(degree)10'59" EAST 136.00 FEET, SAID POINT ALSO BEING A POINT ON A CURVE TO THE RIGHT FROM WHENCE THE CENTER BEARS SOUTH 77(degree)27'18" EAST 65.84 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE 65.55 FEET TO A POINT FROM WHENCE THE CENTER BEARS SOUTH 20(degree)24'44" EAST 65.84 FEET; THENCE NORTH 07(degree)13'11" WEST ALONG SAID FENCE LINE AND ITS NORTHERLY PROJECTION 19.57 FEET TO A POINT ON A LINE WHICH BEARS SOUTH 88(degree)31'34" EAST FROM THE TRUE POINT OF BEGINNING; THENCE NORTH 88(degree)31'34" WEST 109.09 FEET TO THE TRUE POINT OF BEGINNING.



                                 EXHIBIT "A"

                               Page 1 of 1 Page

                              LEGAL DESCRIPTION
                                      OF
                             ADDITIONAL PREMISES


                              KILROY INDUSTRIES
                             BOW LAKE PROPERTIES

LEGAL DESCRIPTION
ADDITIONAL PARCEL
-----------------

THAT PORTION OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST, W.M., KING COUNTY WASHINGTON DESCRIBED AS
FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF THE NORTHEAST QUARTER FROM WHENCE THE NORTHEAST CORNER OF SAID SECTION 33 BEARS NORTH 03(degrees) 04' 28" EAST; THENCE NORTH 88(degrees) 31' 34" WEST 20.00 FEET TO THE WESTERLY MARGIN OF 32ND AVENUE SOUTH; THENCE SOUTH 03(degrees) 04' 28" WEST ALONG SAID WESTERLY MARGIN 8.50 FEET TO THE POINT OF BEGINNING OF THE PARCEL
                                            ------------------
HEREIN DESCRIBED; THENCE NORTH 88(degrees) 31' 34" WEST 139.30 FEET; THENCE ALONG AN EXISTING FENCE AND ITS NORTHERLY EXTENSION SOUTH 07(degrees) 13' 11" EAST 19.57 FEET TO A POINT OF CURVATURE OF A NON-TANGENT CURVE TO THE LEFT WITH RADIUS POINT BEARING SOUTH 20(degrees) 24' 44" EAST 65.84 FEET DISTANT; THENCE SOUTHWESTERLY AND SOUTHERLY ALONG SAID CURVE AND FENCE 65.55 FEET TO A POINT FROM WHICH SAID RADIUS POINT BEARS SOUTH 77(degrees) 27' 18" EAST, SAID POINT BEING ALSO THE POINT OF CURVATURE OF A NON-TANGENT CURVE TO THE LEFT WITH RADIUS POINT BEARING SOUTH 80(degrees) 10' 59" EAST 136.00 FEET DISTANT; THENCE SOUTHERLY ALONG SAID CURVE AND FENCE 48.60 FEET TO A POINT FROM WHICH SAID RADIUS POINT BEARS NORTH 79(degrees) 20' 37" EAST, SAID POINT BEING ALSO THE POINT OF CURVATURE OF A NON-TANGENT CURVE TO THE LEFT WITH RADIUS POINT BEARING NORTH 82(degrees) 47' 53" EAST 43.23 FEET DISTANT; THENCE SOUTHERLY AND SOUTHEASTERLY ALONG SAID CURVE AND FENCE 32.70 FEET TO THE POINT OF REVERSE CURVATURE OF A CURVE TO THE RIGHT WITH RADIUS POINT BEARING SOUTH 39(degrees) 27' 48" WEST 30.67 FEET DISTANT; THENCE SOUTHEASTERLY AND SOUTHERLY ALONG SAID CURVE AND FENCE 24.87 FEET TO POINT FROM WHICH SAID RADIUS POINT BEARS SOUTH 85(degrees) 55' 58" WEST; THENCE SOUTH 02(degrees) 57' 16" WEST ALONG SAID FENCE 160.14 FEET; THENCE SOUTH 05(degrees) 53' 40" EAST ALONG SAID FENCE 16.31 FEET; THENCE SOUTH 12(degrees) 39' 39" EAST ALONG SAID FENCE 24.42 FEET; THENCE SOUTH 14(degrees) 11' 41" EAST ALONG SAID FENCE 15.30 FEET TO THE POINT OF DEPARTURE THEREOF; THENCE NORTH 57(degrees) 16' 42" EAST 39.31 FEET; THENCE NORTH 59(degrees) 54' 15" EAST 112.28 FEET; THENCE NORTH 08(degrees) 04' 33" EAST 48.05 FEET TO A POINT OF CURVATURE OF A CURVE TO THE RIGHT HAVING A RADIUS OF 125.00 FEET; THENCE NORTHERLY AND NORTHEASTERLY ALONG SAID CURVE 58.45 FEET TO A POINT FROM WHICH THE RADIUS POINT BEARS SOUTH 55(degrees) 07' 54" EAST, AND SAID POINT ALSO BEING ON THE EAST LINE OF SAID SECTION 33; THENCE NORTH 05(degrees) 21' 43" WEST 136.32 FEET; THENCE NORTH 12(degrees) 25' 03" EAST
43.00 FEET; THENCE NORTH 17(degrees) 21' 15" WEST 7.85 FEET TO THE SOUTHERLY MARGIN OF SOUTH 180TH STREET; THENCE ALONG SAID SOUTHERLY MARGIN NORTH 88(degrees) 31' 34" WEST 4.24 FEET TO A POINT ON THE WESTERLY MARGIN OF 32ND AVENUE SOUTH; THENCE ALONG SAID WESTERLY MARGIN NORTH 03(degrees) 04' 28" EAST
11.51 FEET TO THE POINT OF BEGINNING.

CONTAINING 53,415 SQUARE FEET MORE OR LESS.



PREPARED BY HORTON DENNIS AND ASSOCIATES, INC.                 SEPTEMBER 5, 1990
JOB NUMBER 8748.00
                                                         /s/ Donald B. Burns
                                                           DONALD B. BURNS
                                                      PROFESSIONAL LAND SURVEYOR







                                  EXHIBIT "C"

                               Page 1 of 1 Page

                              LEGAL DESCRIPTION
                                      OF
                                TOTAL PREMISES


                              KILROY INDUSTRIES
                             BOW LAKE PROPERTIES


LEGAL DESCRIPTION
COMBINED PARCEL
-----------------

THAT PORTION OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST, W.M., KING COUNTY WASHINGTON DESCRIBED AS
FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF THE NORTHEAST QUARTER FROM WHENCE THE NORTHEAST CORNER OF SAID SECTION 33 BEARS NORTH 03(degrees) 04' 28" EAST; THENCE NORTH 88(degrees) 31' 34 WEST 20.00 FEET TO THE WESTERLY MARGIN OF 32ND AVENUE SOUTH; THENCE SOUTH 03(degrees) 04' 28" WEST ALONG SAID WESTERLY MARGIN 8.50 FEET TO THE POINT OF BEGINNING OF THE PARCEL
                                            ------------------
HEREIN DESCRIBED; THENCE NORTH 88(degrees) 31' 34" WEST 249.20 FEET TO THE EASTERLY LINE OF THAT TRACT OF LAND DESCRIBED IN INSTRUMENT RECORDED UNDER KING COUNTY RECEIVING NO. 7212280221; THENCE SOUTH ALONG SAID EASTERLY LINE 398.65 FEET; THENCE NORTH 82(degrees) 13' 07" EAST 102.00 FEET; THENCE NORTH 14(degrees) 11' 41" WEST 2.67 FEET; THENCE NORTH 57(degrees) 16' 42" EAST 39.31 FEET; THENCE NORTH 59(degrees) 54' 15" EAST 112.28 FEET; THENCE NORTH 08(degrees) 04' 33" EAST 48.05 FEET TO A POINT OF CURVATURE OF A CURVE TO THE RIGHT HAVING A RADIUS OF 125.00 FEET; THENCE NORTHERLY AND NORTHEASTERLY ALONG SAID CURVE 58.45 FEET TO A POINT FROM WHICH THE RADIUS POINT BEARS SOUTH 55(degrees) 07' 54" EAST, AND SAID POINT ALSO BEING ON THE EAST LINE OF SAID
SECTION 33; THENCE NORTH 05(degrees) 21' 43" WEST 136.32 FEET; THENCE NORTH 12(degrees) 25' 03" EAST 43.00 FEET; THENCE NORTH 17(degrees) 21' 15" WEST 7.85 FEET TO THE SOUTHERLY MARGIN OF SOUTH 180TH STREET; THENCE ALONG SAID SOUTHERLY MARGIN NORTH 88(degrees) 31' 34" WEST 4.24 FEET TO A POINT ON THE WESTERLY MARGIN OF 32ND AVENUE SOUTH; THENCE ALONG SAID WESTERLY MARGIN NORTH 03(degrees) 04' 28" EAST 11.51 FEET TO THE POINT OF BEGINNING.

CONTAINING 88,396 SQUARE FEET MORE OR LESS.


PREPARED BY HORTON DENNIS AND ASSOCIATES, INC.                 SEPTEMBER 5, 1990
JOB NUMBER 8748.00
                                                        /s/ Donald B. Burns
                                                           DONALD B. BURNS
                                                      PROFESSIONAL LAND SURVEYOR







                                  EXHIBIT "D"

                               Page 1 of 1 Page